As filed with the Securities and Exchange Commission on November 22, 2011.

Registration no. 333-_______________

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	41-1656308
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, MN 55445

(Address of principal executive offices)

2003 Incentive Stock Option Plan

(Full title of the plan)

Scott F. Drill

President and Chief Executive Officer

Insignia Systems, Inc.

8799 Brooklyn Blvd., Minneapolis, MN 55445

(Name and address of agent for service)

(763) 392-6200

(Telephone number, including area code, of agent for service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

TITLE OF SECURITIES TO BE REGISTERED	AMOUNT TO BE REGISTERED (1)	PROPOSED MAXIMUM OFFERING PRICE PER SHARE (2)	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(2)	AMOUNT OF REGISTRATION FEE

Common Stock, par value $.01 per share	300,000 shares	$ 2.19	$ 657,000	$ 75.29

1.	Includes 300,000 shares of common stock to be registered under the 2003 Incentive Stock Option Plan
2.	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, based on the average of the high and low price per share reported on the Nasdaq Capital Market on November 18, 2011.

PART I

INFORMATION REQUIRED IN

THE SECTION 10(a) PROSPECTUS

ITEM 1. PLAN INFORMATION

Not required to be filed in the Registration Statement.

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

Not required to be filed in the Registration Statement.

The documents containing the information specified in Part I of Form S-8 have been or will be sent or given to participating employees as specified in Rule 428(b)(1) of the Securities Act. Such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

PART II

INFORMATION REQUIRED IN

THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

The following documents previously filed by the Registrant with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

(a)	Current Report on Form 8-K, filed February 15, 2011

(b)	Current Report on Form 8-K, filed February 28, 2011;

(c)	Current Report on Form 8-K, filed March 2, 2011;

(d)	Current Report on Form 8-K, filed March 7, 2011:

(e)	Current Report on Form 8-K, filed March 10, 2011;

(f)	Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed March 16, 2011;

(g)	Current Report on Form 8-K, filed March 17, 2011;

(h)	Current Report on Form 8-K, filed March 23, 2011;

(i)	Current Report on Form 8-K, filed March 30, 2011;

(j)	Current Report on Form 8-K, filed April 5, 2011;

(k)	Current Report on Form 8-K, filed on April 14, 2011;

(l)	Current Report on Form 8-K, filed on May 5, 2011;

(m)	Current Report on Form 8-K, filed on May 9, 2011;

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(n)	Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed May 10, 2011;

(o)	Current Report on Form 8-K, filed May 13, 2011;

(p)	Current Report on Form 8-K, filed May 16, 2011;

(q)	Current Report on Form 8-K, filed May 20, 2011;

(r)	Current Report on Form 8-K, filed May 24, 2011;

(s)	Current Report on Form 8-K, filed May 26, 2011;

(t)	Current Report on Form 8-K, filed May 27, 2011;

(u)	Current Report on Form 8-K, filed June 7, 2011;

(v)	Current Report on Form 8-K, filed June 8, 2011;

(w)	Current Report on Form 8-K, filed June 17, 2011;

(x)	Current Report on Form 8-K/A, filed June 20, 2011;

(y)	Current Report on Form 8-K, filed June 30, 2011;

(z)	Current Report on Form 8-K, filed July 5, 2011;

(aa)	Current Report on Form 8-K, filed July 21, 2011;

(bb)	Current Report on Form 8-K, filed August 3, 2011

(cc)	Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, filed August 9, 2011;

(dd)	Current Report on Form 8-K, filed August 9, 2011;

(ee)	Current Report on Form 8-K, filed August 15, 2011;

(ff)	Current Report on Form 8-K, filed August 22, 2011

(gg)	Current Report on Form 8-K, filed August 29, 2011

(hh)	Annual Report on Form 10-K/A for the year ended December 31, 2010, filed September 9, 2011;

(ii)	Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2011, filed September 9, 2011;

(jj)	Current Report on Form 8-K, filed September 14, 2011;

(kk)	Current Report on Form 8-K, filed September 21, 2011;

(ll)	Current Report on Form 8-K, filed September 28, 2011;

(mm)	Current Report on Form 8-K, filed October 5, 2011;

(nn)	Current Report on Form 8-K, filed October 17, 2011;

(oo)	Current Report on Form 8-K, filed October 24, 2011;

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(pp)	Current Report on Form 8-K, filed November 3, 2011;

(qq)	Current Report on Form 10-Q for the quarter ended September 30, 2011, filed November 3, 2011

(rr)	Current Report on Form 8-K, filed November 4, 2011;

(ss)	Current Report on Form 8-K, filed November 8, 2011;

(tt)	Current Report on Form 8-K, filed November 14, 2011;

(uu)	Description of Common Stock contained in a registration statement filed under the Securities Exchange Act, including any amendment or report filed for the purpose of updating such description.

All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities registered pursuant to this Registration Statement have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part of it from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference to this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or incorporated herein by reference (or in any other subsequently filed documents which also is or is deemed to be incorporated by reference) modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES

Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 302A.521 of Minnesota Statutes requires the Registrant to indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person with respect to the Registrant, against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding, if such person (1) has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding with respect to the same acts or omissions; (2) acted in good faith; (3) received no improper personal benefit, and statutory procedure has been followed in the case of any conflict of interest by a director; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) in the case of acts or omissions occurring in the person's performance in the official capacity of director or, for a person not a director, in the official capacity of officer, committee member or employee, reasonably believed that the conduct was in the best interests of the Registrant, or, in the case of performance by a director, officer or employee of the Registrant as a director, officer, partner, trustee, employee or agent of another organization or employee benefit plan, reasonably believed that the conduct was not opposed to the best interests of the Registrant. In addition, Section 302A.521, subd. 3, requires payment by the Registrant, upon written request, of reasonable expenses in advance of final disposition in certain instances. A decision as to required indemnification is made by a disinterested majority of the Board of Directors present at a meeting at which a disinterested quorum is present, or by a designated committee of the Board, by special legal counsel, by the shareholders or by a court. The Registrant's Bylaws provide for indemnification of officers, directors, employees, and agents to the fullest extent provided by Section 302A.521. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referenced in Item 6 of this Registration Statement or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant also maintains directors’ and officers’ liability insurance.

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ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

Not Applicable.

ITEM 8. EXHIBITS

4.1	2003 Incentive Stock Option Plan, as amended (filed herewith)

5.1	Opinion and Consent of Best & Flanagan LLP (filed herewith)

23.1	Consent of Baker Tilly Virchow Krause, LLP, independent registered public accounting firm (filed herewith)

23.2	Consent of Grant Thornton LLP, independent registered public accounting firm (filed herewith)

23.3	Consent of Best & Flanagan LLP (included in Exhibit 5.1)

24.1	Powers of Attorney (included on page II-7 of this Registration Statement)

ITEM 9. UNDERTAKINGS

(a) The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

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(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered in it, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer to sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424 (§ 230.424 of this chapter);

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934), that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered in it, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Minneapolis, Minnesota, on November 22, 2011.

INSIGNIA SYSTEMS, INC.

By:	/s/ Scott F. Drill
Scott F. Drill, President and Chief Executive Officer (principal executive officer)

By:	/s/ John C. Gonsior
John C. Gonsior, Vice President of Finance and Chief Financial Officer (principal financial and accounting officer)

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SIGNATURES AND POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 22, 2011 by the following persons in the capacities indicated.

Each person whose signature appears below also constitutes and appoints Scott F. Drill his true and lawful attorney-in-fact and agent with full powers of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

/s/ Scott F. Drill	President, Chief Executive Officer, Secretary and Director (principal executive officer)
Scott F. Drill

/s/ John C. Gonsior	Vice President of Finance, Chief Financial Officer and Treasurer (principal financial and accounting officer)
John C. Gonsior

/s/ Peter V. Derycz	Director
Peter V. Derycz

/s/ Donald J. Kramer	Director
Donald J. Kramer

/s/ Reid V. MacDonald	Director
Reid V. MacDonald

/s/ Gordon F. Stofer	Director
Gordon F. Stofer

The above persons signing as directors are all of the directors of the Registrant.

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EXHIBIT INDEX

4.1	2003 Incentive Stock Option Plan, as amended (filed herewith)

5.1	Opinion and Consent of Best & Flanagan LLP (filed herewith)

23.1	Consent of Baker Tilly Virchow Krause, LLP, independent registered public accounting firm (filed herewith)

23.2	Consent of Grant Thornton LLP, independent registered public accounting firm (filed herewith)

23.3	Consent of Best & Flanagan LLP (included in Exhibit 5.1)

24.1	Powers of Attorney (included on page II-7 of this Registration Statement)